                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
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                     Security First Technologies Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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    pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ] Fee paid previously with preliminary materials.

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0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              --------------------------------------------------

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                                                    ----------------------------

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                    ------------------------------------------------------------

    4) Date Filed:
                  --------------------------------------------------------------

                       [SECURITY FIRST LOGO APPEARS HERE]
                      3390 PEACHTREE ROAD, NE, SUITE 1700
                             ATLANTA, GEORGIA 30326

                                                                     May 7, 1999

DEAR SHAREHOLDER:

     You are cordially invited to attend the first annual meeting of shareholders of Security First Technologies Corporation to be held on Thursday, June 3, 1999, at 9:00 a.m., local time, at the Grand Hyatt Atlanta, 3300 Peachtree Road, Atlanta, Georgia 30305.

     At the annual meeting, our shareholders will be asked to: elect one director for a three-year term, approve an increase in the number of shares of common stock that we are authorized to issue, approve an increase in the number of shares of serial preferred stock that we are authorized to issue, approve an Employee Stock Purchase Plan, and approve the Amended and Restated 1995 Stock Option Plan.

     Our board of directors unanimously recommends that you vote FOR the proposals we are bringing to the annual meeting. We encourage you to read the accompanying proxy statement, which provides information about our company and the matters to be voted on at the annual meeting.

     It is important that your shares be represented at the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          Sincerely,

                                          /s/ JAMES S. MAHAN, III
                                          James S. Mahan, III
                                          Chairman, Chief Executive Officer
                                          and President

                    SECURITY FIRST TECHNOLOGIES CORPORATION
                      3390 PEACHTREE ROAD, NE, SUITE 1700
                             ATLANTA, GEORGIA 30326
                                 (404) 812-6200

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 3, 1999

                            ------------------------

DEAR SHAREHOLDER:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Security First Technologies Corporation will be held on Thursday, June 3, 1999, at 9:00 a.m., local time, at the Grand Hyatt Atlanta, 3300 Peachtree Road, Atlanta, Georgia 30305, for the following purposes:

     1. Election of Director. To elect one director for a three-year term (Proposal 1);

     2. Increase in Authorized Common Stock. To approve and adopt an amendment to our amended and restated certificate of incorporation to increase the number of shares of common stock that we are authorized to issue from 60,000,000 to 350,000,000 shares (Proposal 2);

     3. Increase in Authorized Preferred Stock. To approve and adopt an amendment to our amended and restated certificate of incorporation to increase the number of shares of serial preferred stock that we are authorized to issue from 5,000,000 to 25,000,000 shares (Proposal 3);

     4. Approval of Employee Stock Purchase Plan. To approve and adopt the Employee Stock Purchase Plan (Proposal 4);

     5. Approval of Amended and Restated 1995 Stock Option Plan. To approve and adopt the Amended and Restated 1995 Stock Option Plan (Proposal 5);

     6. Other Business. To transact any other business that properly comes before the annual meeting or any adjournments of the meeting.

     If you held shares of our common stock at the close of business on April 21, 1999, you are entitled to notice of and to vote at the annual meeting or any adjournments of the meeting.

                                          By order of the Board of Directors

                                          /s/ JAMES S. MAHAN, III
                                          James S. Mahan, III
                                          Chairman, Chief Executive Officer
                                          and President

Atlanta, Georgia
May 7, 1999

                    SECURITY FIRST TECHNOLOGIES CORPORATION
                      3390 PEACHTREE ROAD, NE, SUITE 1700
                             ATLANTA, GEORGIA 30326
                                 (404) 812-6200
                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 3, 1999
                            ------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This proxy statement is being sent to holders of the common stock of Security First Technologies Corporation, a Delaware corporation, as part of the solicitation of proxies by our board of directors for use at our annual meeting of shareholders to be held on Thursday, June 3, 1999, at 9:00 a.m., local time, at the Grand Hyatt Atlanta, 3300 Peachtree Road, Atlanta, Georgia 30305, and at any adjournments of the meeting. In this proxy statement, we sometimes refer to our company as S1, which is the name by which we are commonly known. This proxy statement, together with the enclosed proxy card, is being mailed to shareholders on or about May 7, 1999.

     The annual meeting has been called for the following purposes: (i) to elect one director for a three-year term (Proposal 1), (ii) to approve an amendment to our amended and restated certificate of incorporation to increase our authorized common stock from 60,000,000 to 350,000,000 shares (Proposal 2), (iii) to approve an amendment to our amended and restated certificate of incorporation to increase our authorized serial preferred stock from 5,000,000 to 25,000,000 shares (Proposal 3), (iv) to approve the Employee Stock Purchase Plan (Proposal
4), (v) to approve the Amended and Restated 1995 Stock Option Plan (Proposal 5), and (vi) to transact any other business that properly comes before the annual meeting or any adjournments of the meeting.

     If you properly execute the enclosed proxy card and return it to us in time to be voted at the annual meeting, the shares represented by your proxy will be voted in accordance with the instructions marked on the proxy card. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEE AS A DIRECTOR, FOR APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE, FOR APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE SERIAL PREFERRED STOCK THAT WE ARE AUTHORIZED TO ISSUE, FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AND FOR APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN. Our board of directors does not know of any other matters that are to come before the annual meeting other than procedural matters related to the conduct of the annual meeting. If any other matters properly come before the annual meeting, the persons named in the proxy card will vote the shares represented by your proxy on those other matters as determined by a majority of the board of directors. The proxies solicited by this proxy statement confer discretionary authority to vote on any matter of which S1 did not have notice at least 30 days prior to the date of the annual meeting.

     Your presence at the annual meeting will not automatically revoke your proxy card. You may, however, revoke a proxy card at any time before it is exercised by attending the annual meeting and voting in person or by delivering either a written notice of revocation for a proxy card that you previously submitted or a properly executed proxy card bearing a later date to Nancy K. Kenley, Secretary, Security First Technologies Corporation, 3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326.

     We will pay the cost of soliciting proxies for the annual meeting. In addition to using the mail, our directors, officers and employees may solicit proxies personally, by telephone or by fax. We will not pay additional compensation to our directors, officers or employees for these activities. We also will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners of those shares and will reimburse these holders for the reasonable expenses they incur for these efforts. We have retained D.F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $4,500, plus reimbursement of certain out-of-pocket expenses.

     Only shares of our common stock held as of the close of business on April 21, 1999 can be voted at the annual meeting. Each share of common stock that you owned at that time entitles you to one vote on all matters that properly come before the annual meeting. There is no cumulative voting of shares. As of April 21, 1999, there were 343 holders of record of the 25,172,160 shares of common stock which were then outstanding and are eligible to be voted at the annual meeting, as adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999.

     For Proposals 1, 2 and 3, the presence, in person or by proxy, of one-third of the 25,172,160 shares of common stock that were issued and outstanding on April 21, 1999 and entitled to vote at the meeting will constitute a quorum at the annual meeting. If there is a quorum, a plurality of the votes cast by the shares of common stock issued and outstanding on April 21, 1999 and entitled to vote at the meeting is required to elect our director nominee; and the affirmative vote of a majority of the shares of common stock issued and outstanding on April 21, 1999 and entitled to vote at the meeting is required to approve the proposed increases in our common and serial preferred stock.

     For Proposals 4 and 5, the presence, in person or by proxy, of a majority of the 25,172,160 shares of common stock that were issued and outstanding on April 21, 1999 will constitute a quorum at the annual meeting. If there is a quorum, the affirmative vote of a majority of the shares of common stock present and entitled to vote at the annual meeting is required to approve the Employee Stock Purchase Plan and the Amended and Restated 1995 Stock Option Plan.

     The board of directors has appointed an inspector of election to tabulate shareholder votes at the annual meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast on any matter presented at the annual meeting.

     WE ARE REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR OUR 1998 FISCAL YEAR WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF OUR FORM 10-K WAS SENT TO YOU WITH THIS PROXY STATEMENT.

                              ELECTION OF DIRECTOR
                                  (PROPOSAL 1)

     At the annual meeting, one director will be elected to serve for a three-year term. Unless otherwise specified on a proxy card, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy FOR the election as a director of the person named below as the nominee. The board of directors believes that the nominee will stand for election and will serve if elected as director. If, however, the nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the board of directors may recommend. If there is a quorum at the annual meeting, the director nominee will be elected by a plurality of the votes cast by the shares of common stock issued and outstanding on April 21, 1999 and entitled to vote at the meeting. There are no cumulative voting rights in the election of directors.

     Our amended and restated certificate of incorporation provides for the board of directors to be divided into three classes. The terms of office of only one class of directors expires in each year, and directors are elected for terms of three years and until their successors are elected and qualified. Our amended and restated bylaws provide that there are to be between four and fifteen directors, with the number of directors determined by resolution of the board of directors. Pursuant to a resolution of the board, the number of directors on our board of directors is to be six. We currently have one vacancy on the board of directors.

INFORMATION AS TO THE NOMINEE, OTHER DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names of our current directors and executive officers. Also provided is information as to each person's age at December 31, 1998, the periods during which he has served as a director of S1 and its predecessor, Security First Network Bank, and positions currently held with S1.

                                        AGE AT         DIRECTOR   EXPIRATION
NAME                               DECEMBER 31, 1998    SINCE      OF TERM        POSITIONS HELD WITH S1
----                               -----------------   --------   ----------      ----------------------
Director Nominee:
Robert W. Copelan, D.V.M. .......         72             1995        1999      Director

Continuing Directors and
Executive Officers:
Dorsey R. Gardner................         56             1998        2001      Director
James S. Mahan, III..............         47             1995        2000      Chairman, Chief Executive
                                                                               Officer and President
Joseph S. McCall.................         49             1998        2001      Director
Howard J. Runnion, Jr. ..........         69             1995        2000      Director
Robert F. Stockwell..............         44               --          --      Chief Financial Officer and
                                                                               Treasurer
Daniel H. Drechsel...............         38               --          --      President and Chief Operating
                                                                               Officer of S1's operating
                                                                               subsidiary

     The following information concerns the principal occupation of each of our directors and executive officers for the past five years. The executive officers are elected by the board to serve a one-year term.

     ROBERT W. COPELAN, D.V.M. has been President of Copelan & Thornbury, Inc. in Paris, Kentucky since 1959 and President of R.W. Copelan, PSC in Paris, Kentucky since 1979. Dr. Copelan is a veterinarian in private practice. From 1987 through September of 1996, Dr. Copelan served on the board of directors of Cardinal Bancshares, Inc. and some of its subsidiaries. He served on the board of Security First Network Bank from 1995 until its sale in 1998. He has served as a director of S1 since May 1998. Dr. Copelan is the stepfather of James S. Mahan, III, S1's Chairman, President and Chief Executive Officer.

     DORSEY R. GARDNER has served as a director of S1 since his appointment in June 1998. Mr. Gardner has served as general partner of Hollybank Investments, LP from 1993 to the present. Since 1980, he has served as President of Kelso Management Co., Inc., advisor to Fidelity International Limited, Integrity Fund-FM&R private capital, American Values I-IV, Fidelity American Situations Trust, Fidelity Discovery Fund, Johnson family accounts, Johnson Foundation, and Fidelity Foundation from 1980 to 1993 and adviser to Hollybank Investments, LP from 1993 to the present. Mr. Gardner has served on the board of directors of several corporations, and is currently a member of the boards of Crane Company and Filene's Basement.

     JAMES S. MAHAN, III served as the Chief Executive Officer and a director of Security First Network Bank from 1995 until its sale in 1998. He has served as a director of S1 since May 1998, as Chief Executive Officer and President since June 1998 and as Chairman of the Board since February 1999. He also has served as Chairman of the Board of S1's operating subsidiary since May 1996. Mr. Mahan was the Chairman of the Board and Chief Executive Officer of Cardinal Bancshares, Inc., as well as some of its subsidiaries from November 1987 until September 1996. Mr. Mahan is the stepson of director Robert W. Copelan.

     JOSEPH S. MCCALL has served as a director of S1 since his appointment in October 1998. In 1986, Mr. McCall founded and remains the President of McCall Consulting Group, a company that provides consulting primarily to software companies that are building software products with new technology or transitioning old products to new technology. McCall Consulting also provides direct sales and training support to enabling technology software companies that are launching products with leading edge technologies. Since 1991, Mr. McCall has also served as a director of Clarus Corp. (formerly known as SQL Financials International, Inc.), a publicly traded software company that sells web-enabled financial and human resource application software. Mr. McCall founded SQL in 1991 and served as Chief Executive

Officer until early 1998. In 1994, Mr. McCall founded Technology Ventures, LLC, which is an investment company that owns all of McCall Consulting and is the largest single shareholder of Clarus Corp. Technology Ventures serves as Mr. McCall's vehicle for investing in new companies and providing equity incentives to employees of the companies in which Technology Ventures has invested. Mr. McCall currently is a member of the boards of directors of McCall Consulting and Technology Ventures.

     HOWARD J. RUNNION, JR. was Vice Chairman of the Board and Chief Financial Officer of The Wachovia Corporation in Winston-Salem, North Carolina from December 1985 to June 1990. Since 1992, Mr. Runnion has served as a consultant and an insurance broker. Mr. Runnion was a director of Cardinal Bancshares, Inc. and some of its subsidiaries until September 1996 and a director of Security First Network Bank from 1995 until its sale in 1998. He has served as a director of S1 since May 1998.

     ROBERT F. STOCKWELL served as the Treasurer and Chief Financial Officer of Security First Network Bank from 1995 until its sale in 1998, and has served as Treasurer and Chief Financial Officer of S1's operating subsidiary since May 1996. He has served as Chief Financial Officer and Treasurer of S1 since June 1998. From June 1998 to November 1998, he also served as Secretary of S1. From October 1996 through September 1998, he served as Acting President of Security First Network Bank. Mr. Stockwell served as Treasurer of Cardinal Bancshares, Inc. from January 1994 to September 1996 and as a director of Jefferson Banking Company during 1994. From 1987 to 1993, Mr. Stockwell was Executive Vice President and Chief Financial Officer of Security Financial Holding Company, a thrift holding company located in Durham, North Carolina.

     DANIEL H. DRECHSEL has served as President and Chief Operating Officer of Security First Technologies, Inc., S1's operating subsidiary, since June 1998. In his position as Chief Operating Officer, Mr. Drechsel oversees the day-to-day operations of S1's operating subsidiary. Prior to joining our operating subsidiary, Mr. Drechsel served as Vice President of Marketing with Meta4 Software, S.A., a Madrid-based enterprise software company from September 1997 to July 1998. Mr. Drechsel served as General Manager of ECPartners, a joint venture between Checkfree Corporation and Automatic Data Processing, Inc.'s Electronic Services Division from 1995 to 1997. Mr. Drechsel served on the board of directors of InfoWare Technologies, Inc. from 1997 to 1999. Mr. Drechsel's previous experience included a variety of management positions in sales, marketing and software development at both Automatic Data Processing and Dun & Bradstreet Corporation.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ITS DIRECTOR NOMINEE.

BOARD COMMITTEES; NOMINATIONS BY SHAREHOLDERS

     The board of directors acts as the nominating committee for selecting nominees for election as directors. Our amended and restated bylaws also permit shareholders eligible to vote at the annual meeting to make nominations for directors, but only if their nominations are made by timely notice in writing to our Secretary. We issued a press release on April 26, 1999 announcing the date of the annual meeting. To be timely, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than the close of business on May 11, 1999.

     The board of directors has appointed a standing audit committee. The Chairman of the audit committee is Mr. Gardner and the other members currently are Messrs. Copelan, McCall and Runnion. The audit committee reviews the scope of the independent annual audit, the independent public auditors' letter to the board of directors concerning the effectiveness of our internal financial and accounting controls and any response by the board of directors to that letter. In addition, the audit committee will review internal audit plans and reports and meet with our internal auditor to discuss financial and accounting controls. The audit committee met one time in 1998.

     The board of directors has appointed a compensation committee that reviews executive compensation on an annual basis. The compensation committee makes recommendations to our board of directors regarding compensation. Awards of stock options under our stock option plans and agreements have been made in the past by our stock option committee, which is comprised of Mr. Mahan and Mr. Stockwell. The Chairman of the compensation committee is Mr. McCall and the other members currently are Messrs. Gardner and Runnion. The compensation committee met one time in 1998.

     During 1998, our board of directors met six times. Each incumbent director attended at least 75% of the total of (1) the total number of meetings of the board of directors held during the period that the director served and (2) the total number of meetings held by all committees of the board on which the director served during the period that he served.

                           STOCK OWNED BY MANAGEMENT

     The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 21, 1999 by each of our directors and named executive officers and by all of our directors and executive officers as a group. At April 21, 1999, there were 25,172,160 shares of our common stock outstanding, as adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999. Information for Mr. Michael C. McChesney, who resigned as Chairman of the Board of S1 in February 1999, is not included in this table and is set forth in the table under the caption "Principal Shareholders." All information as to beneficial ownership has been provided to us by the directors and executive officers, and unless otherwise indicated, each of the directors and executive officers has sole voting and investment power over all of the shares that they beneficially own. The information set forth in this table reflects the two-for-one split of our common stock payable on May 7, 1999.

                                                                 NUMBER OF SHARES         PERCENT OF
                                                                   AND NATURE OF         COMMON STOCK
NAME AND POSITION(S) WITH S1                                  BENEFICIAL OWNERSHIP(a)    OUTSTANDING
----------------------------                                  -----------------------    ------------
James S. Mahan, III.........................................         2,019,442(b)            7.47%
  Chairman, Chief Executive Officer and President
Robert F. Stockwell.........................................           243,388(c)                *
  Chief Financial Officer and Treasurer
Daniel H. Drechsel..........................................                80(d)                *
  President and Chief Operating Officer of S1's operating
  subsidiary
Robert W. Copelan, D.V.M. ..................................           287,064(e)            1.13%
  Director
Dorsey R. Gardner...........................................         1,370,200(f)            5.44%
  Director
Joseph S. McCall............................................            27,000(g)                *
  Director
Howard J. Runnion, Jr. .....................................           220,848(h)                *
  Director
All directors and executive officers of S1 as a group (7
  persons)..................................................         4,168,022              15.22%

---------------
 *  Less than one percent.

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if that person has or shares voting power or investment power over the security, or has the right to acquire beneficial ownership at any time within 60 days from April 21, 1999. For this table, voting power includes the power to vote or direct the voting of shares and investment power includes the power to dispose or direct the disposition of shares.

(b) The share ownership of Mr. Mahan includes 1,858,400 shares of common stock that would be issued upon the exercise of options exercisable within 60 days of April 21, 1999, 1,224 shares that are held directly by Mr. Mahan, 9,570 shares held in S1's 401(k) plan and 150,248 shares held by his wife.

(c) The share ownership of Mr. Stockwell includes 140,840 shares of common stock that would be issued upon the exercise of options exercisable within 60 days of April 21, 1999, 90,576 shares held jointly with his wife, 6,410 shares held in S1's 401(k) plan, 3,728 shares held in an IRA and 1,834 shares held by his mother in an IRA.

(d) The share ownership of Mr. Drechsel includes 80 shares held in S1's 401(k) plan.

(e) The share ownership of Dr. Copelan includes 185,840 shares of common stock that would be issued upon the exercise of options exercisable within 60 days of April 21, 1999, 83,872 shares that are held directly by Dr. Copelan, 14,904 shares that are held by the Robert W. Copelan D.V.M. Retirement Plan and 2,448 shares that are held by his wife.

(f) The share ownership of Mr. Gardner includes 153,000 shares held directly by Mr. Gardner and 1,217,200 shares held by Hollybank Investments, LP, a limited partnership of which Mr. Gardner is the general partner.

(g) The share ownership of Mr. McCall includes 25,000 shares held directly by Mr. McCall and 2,000 shares held by Mr. McCall in an IRA.

(h) The share ownership of Mr. Runnion includes 20,848 shares of common stock that would be issued upon the exercise of options exercisable within 60 days of April 21, 1999 and 200,000 shares owned directly by Mr. Runnion.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 21, 1999 by each person believed by management to be the beneficial owner of more than 5% of our outstanding common stock. The information set forth in this table reflects the two-for-one split of our common stock payable on May 7, 1999.

                                                                 NUMBER OF SHARES         PERCENT OF
NAME AND ADDRESS                                                   AND NATURE OF         COMMON STOCK
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP(a)    OUTSTANDING
-------------------                                           -----------------------    ------------
Michael C. McChesney........................................         2,384,032(b)            9.13%
  37 Muscogee Avenue
  Atlanta, GA 30305
Lord, Abbett & Co...........................................         2,037,390(c)            8.09%
  767 Fifth Avenue
  New York, NY 10153
James S. Mahan, III.........................................         2,019,442(d)            7.47%
  3390 Peachtree Road, NE
  Atlanta, GA 30326
Dorsey R. Gardner...........................................         1,370,200(e)            5.44%
  One International Place
  Suite 2401
  Boston, MA 02110

---------------
(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if that person has or shares voting power or investment power over the security, or has the right to acquire beneficial ownership at any time within 60 days from April 21, 1999. For this table, voting power includes the power to vote or direct the voting of shares and investment power includes the power to dispose or direct the disposition of shares.

(b) The share ownership of Mr. McChesney includes 928,800 shares issuable upon the exercise of options that are exercisable within 60 days of April 21, 1999, 1,438,692 shares owned directly by Mr. McChesney, 1,180 shares held in S1's 401(k) plan and 15,360 shares held by two members of his family. Mr. McChesney served as Chairman of the Board of S1 until his resignation in February 1999.

(c) Lord, Abbett & Co. filed a Schedule 13G with the Securities and Exchange Commission dated February 12, 1999 reporting sole voting and dispositive power over the shares listed above.

(d) The share ownership of Mr. Mahan includes 1,858,400 shares of common stock that would be issued upon the exercise of options exercisable within 60 days of April 21, 1999, 1,224 shares that are held directly by Mr. Mahan, 9,570 shares held in S1's 401(k) plan and 150,248 shares held by his wife.

(e) The share ownership of Mr. Gardner includes 153,000 shares held directly by Mr. Gardner and 1,217,200 shares held by Hollybank Investments, LP, a limited partnership of which Mr. Gardner is the general partner.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE AND DIRECTOR COMPENSATION

     The following table shows the cash compensation paid by S1 for the last three fiscal years, as well as compensation paid or accrued for those years, to the Chief Executive Officer and the one other highest paid executive officer serving at December 31, 1998, whose total annual salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000. We refer to these two officers as our named executive officers. No stock appreciation rights have been granted by S1 or its predecessor, Security First Network Bank.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                         -----------------------------------   ----------------------
                                                                                       AWARDS
                                                                               ----------------------
                                                                OTHER ANNUAL         SECURITIES          ALL OTHER
NAME AND                                                        COMPENSATION     UNDERLYING OPTIONS     COMPENSATION
PRINCIPAL POSITION                YEAR   SALARY($)   BONUS($)      ($)(b)              (#)(c)              ($)(d)
------------------                ----   ---------   --------   ------------   ----------------------   ------------
James S. Mahan, III.............  1998   $200,000      --         $    --                  --              $7,872
  Chairman, Chief Executive       1997    200,000      --           9,861                  --               9,756
  Officer and President           1996     87,535(a)   --          68,080                  --               3,131
Robert F. Stockwell.............  1998   $150,000      --         $    --             100,000              $5,950
  Chief Financial Officer         1997    119,141      --              --              40,000               6,392
  and Treasurer                   1996    104,962      --          70,009                  --               2,272

---------------
(a) During the first nine months of 1996, Mr. Mahan's annual rate of salary was $50,000. During that time, he also served as the Chairman and Chief Executive Officer of Cardinal Bancshares, Inc., which was then the parent of Security First Network Bank.

(b) For 1996, other annual compensation includes reimbursement of moving expenses of $56,880 for Mr. Mahan and $70,009 for Mr. Stockwell, including applicable taxes associated with these reimbursements.

(c) Reflects the two-for-one split of our common stock payable on May 7, 1999.

(d) All other compensation includes contributions to S1's 401(k) plan and insurance premiums. 401(k) contributions for 1996, 1997 and 1998 were $2,501, $2,667 and $2,666 for Mr. Mahan; and $2,002, $3,292 and $2,750 for
    Mr. Stockwell. Insurance premiums for 1996, 1997 and 1998 were $630, $7,089 and $5,206 for Mr. Mahan; and $270, $3,100 and $3,200 for Mr. Stockwell.

     Our directors do not receive any fees or other compensation for their service as directors. Directors, however, are reimbursed for travel and other expenses incurred in connection with attending meetings of our board of directors. Upon joining the board of directors in 1998, Mr. Gardner and Mr. McCall were awarded options to acquire 60,000 shares of our common stock under our 1998 Directors' Stock Option Plan, as adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999.

EMPLOYMENT CONTRACTS

     We currently do not have any employment contracts or other compensatory plans or arrangements relating to resignation, retirement or any other termination of a named executive officers' employment with S1 or our operating subsidiary or from a change in control of S1 or a change of the named executive officer's responsibilities following a change in control of S1. Unvested stock options, however, generally vest upon a change in control, as defined.

OPTION GRANTS

     The following table contains information concerning the grant of stock options to the named executive officers during fiscal year 1998. The information set forth in this table reflects the two-for-one split of our common stock payable on May 7, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                    INDIVIDUAL GRANTS
                                ------------------------------------------------------------------------------------------
                                                                                               POTENTIAL REALIZABLE VALUE
                                   NUMBER            % OF                                      AT ASSUMED ANNUAL RATES OF
                                OF SECURITIES   TOTAL OPTIONS                                 STOCK PRICE APPRECIATION FOR
                                 UNDERLYING       GRANTED TO       EXERCISE                           OPTION TERM
                                   OPTIONS        EMPLOYEES      OR BASE PRICE   EXPIRATION   ----------------------------
NAME                             GRANTED(#)     IN FISCAL YEAR     ($/SHARE)        DATE           5%             10%
----                            -------------   --------------   -------------   ----------   ------------    ------------
Robert F. Stockwell...........     100,000            5%            $3.3125        1/9/09       $208,321        $527,927
  Chief Financial Officer and
  Treasurer

1998 OPTION EXERCISES AND VALUES

     The following table provides information on exercises of stock options during fiscal year 1998 by the named executive officers and the value of unexercised options at the end of the year. The information set forth in this table reflects the two-for-one split of our common stock payable on May 7, 1999.

     AGGREGATED OPTION EXERCISES IN 1998 AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED       IN-THE MONEY OPTIONS
                               SHARES                         OPTIONS AT FY-END(#)           AT FY-END($)(b)
                             ACQUIRED ON       VALUE        -------------------------   -------------------------
NAME                         EXERCISE(#)   REALIZED($)(a)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                         -----------   --------------   -------------------------   -------------------------
James S. Mahan, III........        --               --          1,393,800/464,600        $20,819,888/$6,939,963
Robert F. Stockwell........    50,000         $253,125             69,380/176,460        $ 1,009,174/$2,254,301

---------------
(a) Based on the market value of our common stock at date of exercise, less the exercise price.

(b) Based on the closing price per share of our common stock on December 31, 1998 of $15.25 on the Nasdaq National Market, as adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999, less the exercise price, of all unexercised stock options having an adjusted exercise price less than that market value.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Since 1996 through the corporate reorganization of Security First Network Bank in September 1998, the full board of directors of Security First Network Bank served as a compensation committee. In the fourth quarter of 1998, a separate compensation committee of the S1 board was established. The Chairman of the compensation committee is Mr. McCall and the other members are Mr. Gardner and Mr. Runnion. The compensation committee recommends to the full board of directors, which has ultimate responsibility over compensation matters. Set forth below is a report of the compensation committee addressing S1's compensation policies for fiscal year 1998 as they affected our executive officers.

     Compensation Policies for Executive Officers. S1's executive compensation policies are designed to provide competitive levels of compensation, to assist S1 in attracting and retaining qualified executives and to encourage superior performance. In determining levels of executive officers' overall compensation, the qualifications and experience of the persons concerned, the size of the company and the complexity of its operation, the financial condition, including revenues, the compensation paid to other persons employed by the company and the compensation paid to persons having similar duties and responsibilities in the technology industry were considered. Compensation paid to our executive officers in 1998 consisted of the following components: base salary, long-term incentives (awards of stock options) and participation in S1's other employee benefit plans. No bonuses were paid to executive officers for 1998. While each of these components has a separate purpose and may have a different relative value to the total, a significant portion of the total compensation package for 1998 for the executive officers is highly dependent on the public market value of S1 and total return to shareholders. Our executive officers have significant equity interests in S1's success by virtue of stock-based compensation.

     The compensation committee currently is re-evaluating S1's executive compensation structure, and is likely to propose significant revisions. No determination has been made regarding this matter and no date has been set for making this determination.

     Base Salary. Base salary is intended to signal the internal value of the position. In establishing the 1998 salary for each executive officer, the officer's responsibilities, qualifications and experience were considered. The base salary for one of our executive officers increased in 1998 in recognition of the responsibilities of that officer.

     Long-Term Incentive Compensation. S1 uses stock options to provide long-term incentive compensation. The compensation committee endorses the position that stock ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. The purpose of stock option awards is to provide an opportunity for the recipients to acquire or increase a proprietary interest in S1, thereby creating a stronger incentive to expend maximum effort for the long-term growth and success of S1 and encouraging recipients to remain in the employ of S1. Officers and other full-time employees of S1 and its subsidiaries are eligible for grants under our 1995 and 1997 stock option plans. Stock options are normally granted each year with the size of the grants generally tied to and weighted approximately equally based on an officer's responsibility level and performance. During 1998, 400,000 stock options were granted to our executive officers, as adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999.

     Other. In addition to the compensation paid to executive officers described above, executive officers received, along with and on the same terms as other employees, certain benefits such as health insurance and participation in S1's 401(k) Plan.

     CEO Compensation. Since the company began its current internet business in 1995, the compensation for the Chief Executive Officer has been primarily cash compensation in the form of a base salary, and stock-based in the form of options. In 1998, the Chief Executive Officer's 1998 base salary was $200,000, which was the same as his 1997 base salary. The Chief Executive Officer did not receive a bonus or an award of stock options in 1997 or 1998. Nonetheless, as noted above, a significant portion of S1's total compensation package is highly dependent on the public market value of S1 and total return to shareholders. This has been the case since the company began its operations as an internet business in 1995. Notwithstanding that the Chief Executive Officer did not receive an increase in base salary, a bonus or an award of stock options in 1998, the public market value of S1 common stock did increase significantly during 1998, thereby considerably enhancing the value of long-term stock awards granted to the Chief Executive Officer in previous years. At the beginning of 1998, the reported per share price of our common stock was $3.75, and at year-end 1998 it was $15.25, in both cases, as adjusted for the two-for-one split of our common stock payable on May 7, 1999. As noted above, the compensation committee is re-evaluating the compensation structure for all the executive officers, including the Chief Executive Officer.

     Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code of 1986, as amended, was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the Code), unless, among other things, the compensation meets the requirements for performance-based compensation. S1 has not taken this limitation into account in the past in structuring most of its equity compensation programs and in determining executive compensation. The compensation committee expects to take the deductibility limit for compensation into consideration when awarding equity-based compensation beginning in fiscal 1999, and the Amended and Restated 1995 Stock Option Plan contains provisions to allow option grants to qualify for an exemption from that limit.

                             Compensation Committee
                          ---------------------------

                               Dorsey R. Gardner
                          Joseph S. McCall (Chairman)
                             Howard J. Runnion, Jr.

PERFORMANCE OF OUR COMMON STOCK

     The following table sets forth comparative information regarding the cumulative shareholder return on our common stock since May 26, 1996. Share information from May 26, 1996 to September 30, 1998 is based on the common stock of our predecessor, Security First Network Bank. Total shareholder return is measured by dividing cumulative dividends for the measurement period (assuming dividend reinvestment) plus share price change for the period by the share price at the beginning of the measurement period. Neither S1 nor Security First Network Bank has paid dividends on its common stock from May 26, 1996 to December 31, 1998. Our cumulative shareholder return over this period is based on an investment of $100 on May 26, 1996 and is compared to the cumulative total return of the Interactive Week Internet Index and the Nasdaq Composite Index.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
         S1, INTERACTIVE WEEK INTERNET INDEX AND NASDAQ COMPOSITE INDEX
                     FROM MAY 26, 1996 TO DECEMBER 31, 1998

                       [PERFORMANCE GRAPH APPEARS HERE]

-------------------------------------------------------------------------------------------------------
                                                                             Period Ending
                                                -------------------------------------------------------
Company/Index Name                              5/26/96        12/31/96        12/31/97        12/31/98
-------------------------------------------------------------------------------------------------------
SECURITY FIRST TECHNOLOGIES CORPORATION         $100.00         $25.00          $17.68          $74.39
-------------------------------------------------------------------------------------------------------
INTERACTIVE WEEK INTERNET INDEX                  100.00          92.89          100.10          238.53
-------------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE INDEX                           100.00         106.02          128.94          177.36
-------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Chairman of our compensation committee is Mr. McCall and the other members of the committee are Mr. Gardner and Mr. Runnion. None of the members of this committee have served as an officer or employee of S1 or its operating subsidiary. During 1998, S1 used technology consulting services from McCall Consulting Group. Mr. McCall is the president of McCall Consulting. During 1998, the total amount paid to McCall Consulting was $1.1 million. At December 31, 1998, S1 had outstanding payables to McCall Consulting Group of $282,000.

TRANSACTIONS WITH MANAGEMENT

     Prior to our 1998 sale of Security First Network Bank, the bank made loans to its directors and executive officers for the financing of their homes, as well as home improvement and consumer loans. It is the belief of management that these loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involved more than normal risk of collectability nor presented other unfavorable features.

     During the latter part of 1996, among its ordinary course research and development activities, the company that is now S1's operating subsidiary started a project known as "Webtone." The Webtone project was established to assess the customer care issues raised as a result of interacting with retail customers over new delivery channels and subsequently to develop software solutions to resolve these issues more efficiently. In November 1997, after the assessment phase of the project was completed at a cost of approximately $300,000, the board of directors determined not to proceed with Webtone, primarily because of the board's uncertainty about the potential profitability of the project and because of the limited resources, both capital and personnel, of the operating subsidiary. The board believes this decision is consistent with the determination to discontinue the banking business of Security First Network Bank and focus resources on the Virtual Financial Manager suite of products and related services. With the board's full knowledge and agreement, Michael C. McChesney created and funded his own company to develop Webtone. Mr. McChesney resigned as Chairman of the Board of S1 in February 1999. In undertaking these activities, Mr. McChesney and the board of directors have acknowledged that Webtone and Mr. McChesney should enter into some form of arrangement for a future business relationship. However, the parties have not determined what that arrangement should be. Since abandoning the Webtone project, S1's operating subsidiary has provided Webtone with administrative and technical services on a time and materials basis amounting to approximately $192,000 in 1998 and $80,000 in 1997. As of December 31, 1998, the operating subsidiary had a receivable from Webtone related to these services of $173,000.

     During 1998, S1 used technology consulting services from McCall Consulting Group. The president of McCall Consulting, Mr. Joseph S. McCall, is one of our directors. During 1998, the total amount paid to McCall Consulting was approximately $1.1 million. At December 31, 1998, S1 had outstanding payables to McCall Consulting of $282,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership of our equity securities and to file subsequent reports when there are changes in their ownership. Based on a review of reports submitted to us, we believe that during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to our directors, officers and more than 10% owners were complied with on a timely basis, other than a Form 4 that was not timely filed by Mr. Stockwell for one transaction which was reflected in a Form 5 filing.

                APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK
                                  (PROPOSAL 2)

     Our board of directors has approved an amendment to our amended and restated certificate of incorporation to increase the number of shares of common stock that we are authorized to issue, subject to approval of this amendment by our shareholders at the annual meeting. This proposal would increase the number of shares of common stock that we are authorized to issue from 60,000,000 to 350,000,000 shares. The number of shares of common stock that would be authorized by this proposal takes into effect the two-for-one split of our common stock payable on May 7, 1999. Our board of directors has determined that this proposal is advisable and in the best interests of S1 and its shareholders and recommends that you vote to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted FOR approval of the proposed increase.

     The share information set forth in this section has been adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999. As of April 21, 1999, we had issued and outstanding 25,172,160 shares of common stock, 466,450 shares of series A convertible preferred stock, 749,064 shares of series B redeemable convertible preferred stock and 215,000 shares of series C redeemable convertible preferred stock.

     In addition, as of April 21, 1999, 932,900, 1,070,090 shares and 430,000 shares of common stock, respectively, were reserved for issuance in the event of the conversion of all of the outstanding series A, series B and series C preferred stock; 10,419,504 shares of common stock were reserved for issuance upon the exercise of stock options previously granted but unexercised or available for grant under our stock option plans and agreements; 1,046,760 shares of common stock were reserved for issuance upon the exercise of options held by a subsidiary of Royal Bank of Canada; and 200,000 shares and 800,000 shares of common stock, respectively, were reserved for issuance upon the exercise of a warrant issued to Anderson Consulting LLP and a warrant issued to Royal Bank of Canada.

     If the proposals to approve the Employee Stock Purchase Plan and the Amended and Restated 1995 Stock Option Plan are approved at the annual meeting, we would reserve 400,000 shares of common stock under the Employee Stock Purchase Plan and 1,600,000 additional shares of common stock under the Amended and Restated 1995 Stock Option Plan for issuance upon the exercise of options granted under these plans.

     Accordingly, taking into account all of these matters, only 17,928,586 shares of authorized but not outstanding common stock remain available for issuance based on the number of shares of common and preferred stock outstanding as of April 21, 1999. Approval of this proposal would result in S1 having 307,928,586 authorized but not outstanding shares of common stock available for issuance based on the number of shares of common and preferred stock outstanding on April 21, 1999. Our board of directors believes that the increase in the authorized number of shares of common stock of S1 is necessary to provide a sufficient number of shares available in the future for use in connection with raising additional capital through public offerings or private placements, possible future mergers or acquisitions, possible stock dividends or splits and employee option or stock ownership plans.

     The unissued and unreserved shares of our common stock will be available for any proper corporate purpose, as authorized by the board of directors, without further approval by our shareholders, except as otherwise required by law or the rules of The Nasdaq Stock Market, Inc. Our shareholders do not have any preemptive or other rights to purchase additional shares of our common stock. Further issuances of additional shares of common stock or securities convertible into common stock, therefore, may have a dilutive effect on the existing holders of our common stock.

REQUIRED VOTE

     The affirmative vote of a majority of the shares of common stock issued and outstanding on April 21, 1999 and entitled to vote at the annual meeting is required to approve the increase in common stock that we are authorized to issue.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INCREASE IN OUR AUTHORIZED COMMON STOCK.

           APPROVAL OF INCREASE IN AUTHORIZED SERIAL PREFERRED STOCK
                                  (PROPOSAL 3)

     Our board of directors has approved an amendment to our amended and restated certificate of incorporation to increase the number of shares of serial preferred stock that we are authorized to issue, subject to approval of this amendment by our shareholders at the annual meeting. This proposal would increase the number of shares of serial preferred stock that we are authorized to issue from 5,000,000 to 25,000,000 shares. Our board of directors has determined that this proposal is advisable and in the best interests of S1 and its shareholders and recommends that you vote to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted FOR approval of the proposed increase.

     As of April 21, 1999, we had issued and outstanding 466,450 shares of series A convertible preferred stock, 749,064 shares of series B redeemable convertible preferred stock and 215,000 shares of series C redeemable convertible preferred stock. Accordingly, taking into account the outstanding preferred stock, only 3,569,486 shares of authorized but not outstanding serial preferred stock remain available for issuance based on the number of shares of preferred stock outstanding as of April 21, 1999. Approval of this proposal would result in S1 having 23,569,486 authorized but not outstanding shares of serial preferred stock available for issuance based on the number of shares of preferred stock outstanding on April 21, 1999.

     Our board of directors believes that the increase in the authorized number of shares of serial preferred stock of S1 is necessary to provide a sufficient number of shares available in the future for use in connection with raising additional capital. S1 has used serial preferred stock to raise capital through private placements and strategic alliance programs.

     The unissued and unreserved shares of our serial preferred stock will be available for any proper corporate purpose, as authorized by the board of directors, without further approval by our shareholders, except as otherwise required by law or the rules of The Nasdaq Stock Market, Inc. Our shareholders do not have any preemptive or other rights to purchase additional shares of our preferred stock. Further issuances of additional shares of securities convertible into common stock, therefore, may have a dilutive effect on the existing holders of our common stock.

     Our amended and restated certificate of incorporation authorizes the issuance of "blank check" preferred stock with the designations, rights and preferences as may be determined from time to time by our board of directors. Accordingly, the board is empowered, without shareholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of our common stock. The issuance of preferred stock could discourage, delay or prevent a change in control of S1 and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of S1 even though the transaction might be economically beneficial to S1 and its shareholders.

REQUIRED VOTE

     The affirmative vote of a majority of the shares of common stock issued and outstanding on April 21, 1999 and entitled to vote at the annual meeting is required to approve the increase in serial preferred stock that we are authorized to issue.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE INCREASE IN OUR SERIAL PREFERRED STOCK.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 4)

     The board of directors has adopted the Employee Stock Purchase Plan, which we refer to as the Purchase Plan, and is submitting the Purchase Plan to our shareholders for approval. The purpose of the Purchase Plan is to encourage stock ownership in S1 by employees of S1 and those subsidiaries of S1 designated by our board of directors as eligible to participate, thereby enhancing employee interest in the continued success and progress of S1. The Purchase Plan is subject to approval by shareholders and no stock will be issued under the Purchase Plan unless and until our shareholders approve it. The effective date of the Purchase Plan will be June 3, 1999. We have designed the Purchase Plan to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. We have reserved 400,000 shares of our common stock for issuance over the term of the Purchase Plan, subject to periodic adjustment for changes in the outstanding common stock occasioned by stock split-ups, stock dividends, recapitalizations or other similar changes. We are summarizing the material features of the Purchase Plan in this section, but the description is subject to and is qualified in its entirety by the full text of the Purchase Plan, which is attached as Appendix A to this proxy statement. Unless otherwise indicated, properly executed proxies will be voted FOR approval of the Purchase Plan.

GENERAL TERMS AND CONDITIONS

     The board of directors has appointed S1's compensation committee to administer the Purchase Plan. The committee has broad powers to administer and interpret the Purchase Plan.

     The Purchase Plan permits employees to purchase our stock at a favorable price and possibly with favorable tax consequences to the participants. All of the employees of S1 and of those subsidiaries designated by the board who are regularly scheduled to work at least 20 hours per week and more than five months per year are eligible to participate in any of the purchase periods of the Purchase Plan immediately after being hired. A person on a leave of absence is deemed to be an employee for the first 90 days of the leave of absence or for any longer period during which he or she has a right to reemployment based on a contract or a statute. However, a participant will not be granted an option under the Purchase Plan if, after receiving the option, that person would own stock or outstanding options possessing 5% or more of the total combined voting power or value of all classes of our stock, as determined under the Code. As of April 21, 1999, we had approximately 334 employees of S1 and its operating subsidiary who would be eligible to participate in the Purchase Plan.

     Under the Purchase Plan, eligible employees may elect to participate in the Purchase Plan on July 1, 1999 and on February 1 of each subsequent year. Once an eligible employee elects to participate, the employee will continue to be a participant for subsequent offering periods, unless the employee elects not to participate. The offering periods are generally 12-month periods beginning on February 1 and ending on the following January 31, except that the first offering period will begin on July 1, 1999 and end on January 31, 2000. However, the committee can change the offering periods to six-month periods beginning February 1 and August 1, if it determines to do so.

     On the first day of each offering period, each participant will receive an option to purchase up to a specified number of shares of stock on the last business day on or before the end of the offering period, which is referred to as the exercise date. Upon enrollment in the Purchase Plan, the participant will authorize a payroll deduction, on an after-tax basis, in an amount of not more than 20% of the participant's base pay on each payroll date. Except as otherwise determined by the committee before the first day of an offering period, no more than $106,250 of base pay will be taken into account under the Purchase Plan.

     Unless the participant withdraws from the Purchase Plan before the end of an offering period, if the exercise price of the option is not more than the fair market value of a share of common stock on the last day of the offering period, the participant's option for the purchase of shares will be exercised automatically on each exercise date, and the participant's accumulated payroll deductions will be used to purchase the maximum number of full shares available under the option. The purchase price for the shares will come from the accumulated payroll deductions credited to the participant's account under the Purchase Plan. We will refund any excess payroll deduction amounts to the participant. We will not pay any interest on funds withheld, and we will use these funds for general operating purposes. The withheld amounts will not be held in a trust or other account separate from our other funds. If the exercise price exceeds the fair market value of a share of common stock on the last day of the offering period, the participant will be deemed to have elected to withdraw all of his or her accumulated payroll deductions.

     American Stock Transfer & Trust Company, which we refer to as AST, as agent will hold in custody for 12 months shares that a participant purchases under the Purchase Plan. At any time after 12 months from the date a participant buys shares under the Purchase Plan, the participant can instruct AST in writing to reissue the shares in the participant's name. After receiving a notice from an eligible participant, AST will deliver a stock certificate for the shares to the participant. While the shares are held by AST, the participant will not be able to sell or otherwise transfer the shares. If we pay any dividends on shares that AST is holding, AST will transmit the dividends to the appropriate participant.

     The maximum number of shares that can be purchased by a participant under an option will be determined by a formula. Subject to a limitation required by law that is discussed below and to the availability of shares under the Purchase Plan, the maximum number will be:

     - the percentage of base pay that the participant has elected to have withheld not in excess of 20%, multiplied by

     - the participant's projected base pay for the offering period up to $106,250 per year, unless the committee determines otherwise before the start of an offering period, divided by

     - 85% of the market value of our common stock at the beginning of the offering period.

     A participant's base pay for the offering period will be projected using the rate of base pay in effect as of the beginning of the offering period.

     The option exercise price per share will be 85% of the closing market price of our common stock on the first day of the offering period or the nearest prior business day on which trading occurred unless the participant's entry date is not the first day of the offering period, in which case the exercise price may not be lower than the exercise price in effect for an employee who participated in the Purchase Plan during the entire period of the offering.

     As required by tax law, no participant may receive an option under the Purchase Plan for shares that have a fair market value in excess of $25,000 for any calendar year in which the option is outstanding, determined at the time the participant receives the option grant.

     No participant can assign or transfer payroll deductions or rights regarding the exercise of options granted under the Purchase Plan, other than by will or by the laws of descent and distribution or as provided under the Purchase Plan. During the lifetime of a participant, only the participant can exercise the option. Upon termination of a participant's employment for any reason not including a leave of absence beyond 90 days and other than death, we will return the participant's accumulated payroll deductions and the participant will not have the right to purchase any more shares under the Purchase Plan. If a participant dies, the participant's beneficiary, determined under the Purchase Plan, will have the right to withdraw the deceased participant's accumulated payroll deductions or to exercise the participant's existing option to purchase shares at the end of the then current offering period, using the accumulated payroll deductions. The beneficiary must give us written notice of the beneficiary's decision to withdraw funds within 60 days after the participant's death, or before the end of the applicable offering period, if earlier, otherwise we will use the funds to exercise the participant's option unless the option price is more than the fair market value of a share of common stock at the end of that offering period.

     The board will determine when to end the Purchase Plan, but no options can be granted after ten years from the effective date of the Purchase Plan. Under circumstances of dissolution or liquidation of S1, or upon a merger, consolidation or reorganization in which S1 is not than the surviving corporation, or upon a sale of all or substantially all of S1's assets, or upon a transaction approved by the board of directors that results in any person or entity owing more than 80% of the combined voting power of all of S1's classes of stock, the Purchase Plan and the options outstanding under it will terminate, unless otherwise provided in writing. In the event of a termination of the Purchase Plan, the last day of an offering that is in progress will be deemed to be the last trading day before the termination and the outstanding options of participating employees will be deemed to be automatically exercised that day. In the event that S1 is the surviving corporation in a reorganization, merger or consolidation, each outstanding option under the Purchase Plan will apply to the securities to which the option holder would have been entitled if he or she exercised the option immediately before such action. No option may be granted under the Purchase Plan after June 3, 2009.

     The Purchase Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of common stock as a result of one or more recapitalizations, reclassifications, stock split-ups, combinations of shares, exchanges of shares, stock dividends, or other distribution payable in capital stock, or other increase or decrease in shares without consideration.

     The board may amend the Purchase Plan at any time, provided that no amendment may change any option previously granted in a way that adversely affects the rights of the holder of the option and, without shareholder approval, the Board may not increase the maximum number of shares available for purchase under the Purchase Plan or amend the requirements as to the corporations or class of corporations whose employees are eligible to purchase stock under the Purchase Plan.

     Our shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Purchase Plan. If any option granted under the Purchase Plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Purchase Plan.

FEDERAL INCOME TAX EFFECTS

     Options granted under the Purchase Plan are intended to qualify for favorable tax treatment to the employees under Sections 421 and 423 of the Code. Employee contributions are made on an after-tax basis. A participant will not be taxed on the grant or exercise of an option under the Purchase Plan.

     A participant will realize gain or loss on common stock purchased under the Purchase Plan when the participant sells the shares of common stock. If a participant disposes of shares two years or more after the date of the beginning of the offering period in which he or she acquired the shares, and more than one year after purchasing the shares, the participant will recognize as ordinary income the lesser of:

     - the excess of the fair market value of the shares on the date of sale over the price paid for the shares or

     - the discount of the fair market value of the shares as of the beginning of the applicable offering period, which currently is 15%.

Additionally, the participant will recognize a long-term capital gain or loss within the meaning of the Code equal to the difference between:

     - the amount realized from the sale of the shares and

     - his or her basis in the shares, which normally would be the purchase price paid, plus any amount taxed as ordinary compensation income under the rules described above.

     If a participant disposes of shares within two years of the date of the beginning of the offering period in which the participant bought the shares, or within one year after buying the shares, whichever is later, the participant would recognize ordinary compensation income equal to:

     - the excess of the fair market value of the shares on the applicable purchase date over

     - the price paid for the shares.

     If a participant dies while holding shares of stock acquired under the Purchase Plan, the participant's estate will be subject to tax at ordinary income rates on an amount equal to the lesser of:

     - the excess of the fair market value of the shares on the date of death over the price the participant paid for the shares or

     - the discount of the fair market value of the shares as of the beginning of the applicable offering period, which currently is 15%.

We will not receive an income tax deduction upon either the grant or exercise of the option by a participant, but generally will receive a deduction equal to the ordinary compensation income required to be recognized by a participant as a result of the disposition of the shares, if the shares are disposed of by the participant within two years of the date of the beginning of the purchase period in which the shares were acquired, or within one year after the shares were purchased, whichever is later.

     As of April 21, 1999, there have been no shares purchased under the Purchase Plan by any eligible employees.

     The foregoing is a brief summary of the principal federal income tax consequences of awards under the Purchase Plan. Recipients of options should consult with their own personal tax advisors with respect to grants and transactions in stock acquired under the Purchase Plan.

REQUIRED VOTE

     To approve the Employee Stock Purchase Plan, holders of a majority of the shares of common stock present and entitled to vote at the annual meeting will need to vote for Proposal 4.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

          APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                                  (PROPOSAL 5)

     Our board of directors has adopted an amendment and restatement of our Employee Stock Option Plan, which we refer to as the Amended and Restated Plan, and is submitting the plan to our shareholders for approval at the annual meeting. The Amended and Restated Plan is subject to approval by shareholders and no options will be issued under the Amended and Restated Plan unless and until shareholders approve it. The effective date of the Amended and Restated Plan is May 5, 1999, the date the plan was approved by our board of directors. We have reserved an additional 1,600,000 shares of our common stock for issuance over the term of the Amended and Restated Plan. The number of shares of common stock that may be issued under the Amended and Restated Plan is 6,802,480, subject to periodic adjustment for changes occasioned by stock split-ups, stock dividends, recapitalizations or other similar changes. The amended provisions apply only to options granted after the effective date of the Amended and Restated Plan, not options granted under the provisions of the Employee Stock Option Plan as in effect before the amendment and restatement. We are summarizing the material features of the Amended and Restated Plan in this section, but the description is subject to and is qualified in its entirety by the full text of the plan, which is attached as Appendix B to this proxy statement. Unless otherwise indicated, properly executed proxies will be voted FOR approval of the Amended and Restated Plan.

     The board of directors believes that stock options are important to attract and to encourage the continued service of directors, officers and other key employees and service providers by facilitating their purchase of a stock interest in S1. The board of directors has concluded that it is advisable that S1 and its shareholders have the incentive of stock options available as a means of attracting and retaining directors, officers and other key employees and service providers. This objective would be served by adopting the Amended and Restated Plan. As S1 progresses, officers and key employees continually are being retained in or moving into positions where, in the judgment of the board of directors, an initial or increased option will be a valuable incentive and will serve to the ultimate benefit of our shareholders.

     By submitting the Amended and Restated Plan for shareholder approval at the annual meeting, we intend to comply with the plan requirements related to options qualifying as "incentive stock options" for federal income tax purposes and to the deduction for such purposes of the full amount to which S1 is entitled with respect to options that constitute "qualified performance based compensation" under federal tax law. For more information about these matters, we refer you to the section below captioned "Federal Income Tax Consequences of the Amended and Restated Plan."

DESCRIPTION OF THE PLAN

     In this section, we refer to the Internal Revenue Code of 1986, as amended, as the Code. The Amended and Restated Plan provides for the grant to employees of options that are intended to qualify as "incentive stock options" under
Section 422 of the Code and the regulations promulgated under the Code as well as the grant of nonqualifying options to employees, directors and service providers of S1 and its subsidiaries. As of

April 21, 1999, there were approximately 334 employees of S1 and its subsidiary, four non-employee directors of S1 and no non-employee directors of S1's subsidiary not also serving as directors of S1 who would be eligible to participate in the Amended and Restated Plan.

     The compensation committee of S1 will administer the Amended and Restated Plan. The compensation committee consists of at least two directors who qualify as "outside directors" for purposes of the federal income tax rules on "qualified performance based compensation." Our compensation committee will make all final determinations concerning the persons to whom we grant incentive stock options and nonqualifying options.

     The compensation committee will set the option exercise price for each share of common stock under the Amended and Restated Plan at the time it grants options. In the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of a share of our common stock on the date we grant the option, or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock. The maximum option term is 10 years, or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock. Options may be exercised at any time after grant until termination of the option, except as otherwise provided in the particular option agreement. The limitation on the number of shares that may be subject to options granted to any executive officer or other employee under the Amended and Restated Plan is 2,000,000 shares, which includes options previously granted under the Employee Stock Option Plan. There is also a $100,000 limit on the value of stock, determined at the time of grant, covered by incentive stock options under the Amended and Restated Plan and S1's other plans that first become exercisable by an optionee in any calendar year. No option may be granted after the expiration of the term of the Amended and Restated Plan, which will expire on May 5, 2009, the tenth anniversary of the date of the adoption of the plan by our board of directors. Options are non-transferable other than by reason of the death of the optionee, except that an optionee may transfer a nonqualified option by gift to one or more members of the optionee's family or to a trust for the exclusive benefit of (1) the optionee, (2) one or more members of the optionee's family or (3) the optionee and one or more of his or her family members, as long as the transferee enters into a written agreement to be bound by the terms of the Amended and Restated Plan. For this purpose, family refers to the optionee's spouse, siblings, lineal ancestors and descendants.

     An optionee can pay for shares purchased under the Amended and Restated Plan in cash or cash equivalents or by exchanging shares of our common stock with a fair market value equal to the total option exercise price and paying cash for any difference. Unless otherwise provided by the particular option agreement, an optionee can exercise an option by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to S1 cash or cash equivalents equal to the option exercise price plus the amount of any taxes that we may be required to withhold in connection with the exercise of the option. If an optionee exercises an option at a time when a sale of the shares of stock acquired would subject to the optionee to liability under section 16 of the Securities Exchange Act of 1934, as amended, the certificates representing such shares will bear a legend restricting the transfer of such shares until the expiration of the period during which such a transfer would subject the optionee to liability under that section.

     If an optionee's employment or service with S1 or a subsidiary terminates by reason of death or disability, his or her options, whether or not then exercisable, may be exercised within one year after death or disability unless a different date is provided in the particular option agreement, but not later than the date the option would otherwise expire. If the optionee's employment or service terminates for any reason other than death or disability, his or her options terminate one year after the date of such termination unless a different date is provided in the particular option agreement, but not later than the date the option would otherwise expire.

     If the outstanding shares of our common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of S1 by reason of any recapitalization, reclassification, stock split-up, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease without receipt of consideration by S1, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Amended and

Restated Plan, and in the number, kinds, and per share exercise price of shares subject to the unexercised portion of options granted prior to the change. Any adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price. If we distribute shares of stock of a subsidiary, to the extent consistent with federal income tax regulations, each outstanding option also will pertain to the number of shares of the spun-off subsidiary that would have been received by the optionee if he or she had owned the number of shares of our common stock that were subject to the option at the time of the distribution.

     Upon any dissolution or liquidation of S1, or upon a merger, consolidation, reorganization or other business combination in which S1 is not the surviving corporation, or upon the sale of all or substantially all of the assets of S1 to another entity, or upon any transaction approved by the board of directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of our stock, the Amended and Restated Plan and the options issued under the plan will terminate, unless provision is made in connection with the transaction for the continuation of the plan, the assumption of the outstanding options or both, or for the substitution for such options of new options covering the stock of a successor entity or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options will be exercisable in full during such period immediately before the occurrence of such termination as the board of directors in its discretion will determine. In the event that S1 is the surviving corporation in any reorganization, merger or consolidation, each option outstanding under the Amended and Restated Plan will apply to the securities that the option holder would have been entitled to receive if he or she had exercised the option immediately before such action.

     The board of directors may amend the Amended and Restated Plan with respect to shares of our common stock as to which options have not been granted. However, our shareholders must approve any amendment that would (i) change the requirements as to eligibility to receive incentive stock options or (ii) increase the maximum number of shares in the aggregate for which incentive options may be granted under the plan, except for adjustments upon changes in capitalization. No amendment, suspension or termination of the Amended and Restated Plan may alter or impair the rights or obligations of any outstanding option without the consent of the option holder. Unless previously terminated, this plan will terminate automatically 10 years from May 5, 1999, the date of the adoption of the Amended and Restated Plan by our board of directors.

MATERIAL DIFFERENCES BETWEEN THE ORIGINAL PLAN AND THE AMENDED AND RESTATED PLAN

     The Amended and Restated Plan amends and restates our Employee Stock Option Plan. Currently, we are authorized to issue a total of 5,202,480 shares under the Employee Stock Option Plan, taking into account the two-for-one split of our common stock payable on May 7, 1999. Under the Amended and Restated Plan, we would be authorized to issue 6,802,480 shares. Because the number of authorized shares under the Amended and Restated Plan takes into account the two-for-one split of our common stock payable on May 7, 1999, the Amended and Restated Plan effectively increases the number of shares we are authorized to issue under the plan by 1,600,000, or 800,000 on a pre-split basis. The maximum number of shares for which an option can be granted to any executive officer or other employee is the same, as the difference between the limitation of 1,000,000 shares under the Employee Stock Option Plan and 2,000,000 shares under the Amended and Restated Plan reflects our two-for-one stock split.

     Under the Employee Stock Option Plan, options can be granted to any employee of S1 or its subsidiaries. Under the Amended and Restated Plan, directors and other service providers of S1 and its subsidiaries also are eligible for option grants.

     The effective date and termination date of the Employee Stock Option Plan are October 5, 1995 and October 5, 2005. The effective date and termination date of the Amended and Restated Plan are May 5, 1999 and May 5, 2009.

     The Amended and Restated Plan permits an optionee to transfer a nonqualified option by gift to certain family members, to a trust for the exclusive benefit of the optionee, or one or more members of the optionee's family, or a combination of the above. The Employee Stock Option Plan does not provide for this exception to the general prohibition on transfers during an employee's lifetime.

     In regard to amendments to the Employee Stock Option Plan that require shareholder approval, the plan provides that shareholder approval is necessary to materially increase the benefits accruing to participants under the plan, to change the requirements as to eligibility to receive options or increase the maximum number of shares of stock in the aggregate that may be sold pursuant to options under the plan, except for adjustments caused by changes in capitalization. The Amended and Restated Plan does not require shareholder approval to materially increase the benefits accruing to participants under the plan and limits the need for shareholder approval of changes in the requirements as to eligibility to receive options to incentive stock options and increasing the maximum number of shares of stock that may be issued pursuant to options to incentive stock options.

PLAN BENEFITS

     As of April 21, 1999, as adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999, options to purchase 4,084,340 shares of our common stock (140,000 of which were incentive stock options and 3,944,340 of which were nonqualifying options) were outstanding under the Employee Stock Option Plan. The option exercise price for an incentive stock option under the Employee Stock Option Plan may not be less than 100% of the fair market value of the common stock on the date of grant of the option, or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock. The option exercise price for nonqualified options is fixed by the committee. The table below provides information regarding stock options granted to date under the Employee Stock Option Plan to
(i) our Chief Executive Officer and our other named executive officer, (ii) our director nominee, (iii) all current executive officers of S1 as a group, (iv) all current non-employee directors of S1 as a group and (v) all employees of S1, including all current officers who are not executive officers, as a group.

                                 PLAN BENEFITS

                                                          1995 EMPLOYEE STOCK OPTION PLAN
                                                        -----------------------------------
NAME AND POSITION                                       EXERCISE PRICE    NUMBER OF OPTIONS
-----------------                                       --------------    -----------------
James S. Mahan, III...................................     $0.3125            1,858,400(a)
  Chairman, Chief Executive Officer and President
Robert F. Stockwell...................................     $0.3125              185,840(b)
  Chief Financial Officer and Treasurer                     3.0315               40,000(c)
                                                            3.3125              100,000(d)
Robert W. Copelan.....................................          --                   --
  Director and Director Nominee
All current executive officers as a group (3
  persons)............................................     $0.9993(e)         2,184,240
All current non-employee directors (4 persons)........          --                   --
All employees, including all current officers who are
  not executive officers, as a group (29 persons).....     $2.6435(f)         1,652,640

---------------
(a) Option currently exercisable in full.
(b) 80,000 shares exercised. Remaining shares exercisable in full.
(c) Option will become exercisable in full on December 12, 2001.
(d) Option will become exercisable in full on January 9, 2002.
(e) Weighted average exercise price of options granted to executive officers.
(f) Weighted average exercise price of options granted to non-executive officer employees.

     Based on the closing sales price of our common stock on April 21, 1999 of $52.875, the aggregate market value of the shares underlying the options to purchase 4,084,340 shares outstanding as of that date under the Employee Stock Option Plan is $215,959,478. The information in the preceding sentence has been adjusted to reflect the two-for-one split of our common stock payable on May 7, 1999.

FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED AND RESTATED PLAN

     The grant of an option is not a taxable event for the optionee or S1 so long as the option exercise price is not insubstantial in comparison to the value of the stock covered by the option at the time of grant. With respect to "incentive stock options," an optionee will not recognize taxable income upon grant or exercise of an incentive stock option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive stock option will be taxed as capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive stock option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. If the optionee is subject to certain restrictions, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive stock options, for example for a year in which he or she sells the shares. S1 and its subsidiaries will not be entitled to any business expense deduction for the grant or exercise of an incentive stock option, except as discussed below.

     For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of S1 or a subsidiary from the date the option is granted through a date that is within three months before the date of exercise. In the case of an optionee who is disabled, this three month period is extended to one year. In the case of an employee who dies, the three month period and the holding period for shares received pursuant to the exercise of the option are waived.

     If all of the requirements for incentive stock option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time he or she exercises the option over the option exercise price. However, if the optionee is subject to certain restrictions at the time he or she exercises the option, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be capital gain. If the optionee sells the shares before he or she satisfies the holding period rules but at a price below the fair market value of the shares at the time he or she exercised the option, the amount of ordinary income, and the amount included in alternative minimum taxable income, if the sale occurs during the same year as he or she exercised the option, will be limited to the excess of the amount realized on the sale over the option exercise price. If S1 complies with applicable reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to applicable limitations on the deduction of amounts becoming vested as a result of a change in control and on the deduction of compensation paid to executive officers if such options do not constitute "qualified performance based compensation."

     If an optionee exercises an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the optionee acquired the shares being transferred pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise, other than minimum taxable income as discussed above, and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. These rules would not apply if the optionee used shares received pursuant to the exercise of an incentive stock option or another statutory option as to which the optionee has not satisfied the applicable holding period requirement. In that case, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

     Upon exercising a nonqualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise, except that, if the optionee is subject to certain restrictions, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions. If S1 complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount, subject to applicable limitations on the deduction of amounts becoming vested as a result of a change in control and on the deduction of compensation paid to executive officers if such options do not constitute "qualified performance based compensation." Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non qualifying option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares, generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

     If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered, regardless of whether the shares were acquired pursuant to the exercise of an incentive stock option, and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However, the fair market value of any shares received in excess of the number of shares surrendered, which would be the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option, will be taxed as ordinary income.

     The foregoing is a brief summary of the principal federal income tax consequences of awards under the Amended and Restated Plan. Recipients of options should consult with their own personal tax advisors with respect to grants and transactions in stock acquired under the Amended and Restated Plan.

REQUIRED VOTE

     In order to approve the Amended and Restated Plan, holders of a majority of the shares of our common stock present and entitled to vote at the annual meeting will need to vote for Proposal 5. If our shareholders do not approve the Amended and Restated Plan, the amendment and restatement will be of no effect and the Employee Stock Option Plan will continue in effect without regard to the amendment and restatement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                        FOR INCLUSION IN PROXY STATEMENT

     Any proposal which an S1 shareholder wishes to have included our proxy statement and form of proxy for our 2000 annual meeting of shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by our Secretary at 3390 Peachtree Road, NE, Atlanta, Georgia 30326 by January 8, 2000. Any other proposal for consideration by shareholders at our 2000 annual meeting of shareholders must be delivered to, or mailed to and received by, our Secretary not less than 30 days and not more than 90 days prior to the date of the meeting if we give at least 45 days' notice or prior public disclosure of the date of the meeting. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and form of proxy for the annual meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time.

                                 OTHER MATTERS

     As of the date of this proxy statement, the board of directors does not know of any other matters to be presented for action by the shareholders at the annual meeting. If any other matters not now known properly come before the meeting, the persons named in the accompanying proxy will vote your proxy in accordance with the determination of a majority of our board of directors.

                                          By order of the Board of Directors

                                          /s/ JAMES S. MAHAN, III
                                          James S. Mahan, III
                                          Chairman, Chief Executive Officer
                                          and President

Atlanta, Georgia
May 7, 1999

                                                                      APPENDIX A

                    SECURITY FIRST TECHNOLOGIES CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I - - PURPOSE

     The Security First Technologies Corporation Employee Stock Purchase Plan is intended to provide a method whereby Employees, as defined below, of Security First Technologies Corporation (the "Company") and its Subsidiaries, as defined below (referred to collectively, unless the context otherwise requires, as the "Employer"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company, par value $0.01 per share (the "Stock"). It is the intention of the Employer to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section.

ARTICLE II - - DEFINITIONS

2.01.  Base Pay

     "Base Pay" shall mean regular salary or straight-time hourly earnings, excluding payments for overtime, shift premium, bonuses, special payments, commissions and other marketing incentive payments. Except as otherwise determined by the Committee before the beginning of an Offering, the annual Base Pay of each Employee taken into account under the Plan shall not exceed the first $106,250 of such Base Pay.

2.02.  Committee

     "Committee" shall mean the Compensation Committee of the Company's Board of Directors.

2.03.  Employee

     "Employee" means any person who is employed by the Employer other than such a person whose customary employment is 20 hours per week or less or whose customary employment is for not more than five months in any calendar year.

2.04.  Offering, Offering Commencement Date and Offering Termination Date

     These terms are defined in Article IV.

2.05.  Option

     "Option" shall mean a right to purchase one or more shares of Stock in accordance with the terms of this plan.

2.06.  Option Price

     This term is defined in Section 6.02.

2.07.  Stock

     "Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

2.08.  Subsidiary

     "Subsidiary" shall mean any present or future corporation which (i) is or becomes a "subsidiary corporation" of Security First Technologies Corporation as that term is defined in Section 424 of the Code and (ii) is designated as a participating Employer in the Plan by the Company.

ARTICLE III - - ELIGIBILITY AND PARTICIPATION

3.01.  Initial Eligibility.

     Each Employee shall be eligible to participate in Offerings under the Plan. An Employee who is hired after an Offering has commenced shall be eligible to participate in the Plan for the remainder of such Offering.

3.02.  Leave of Absence.

     For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) before the close of business on such 90th day or, if longer, so long as the individual's right to reemployment is guaranteed either by statute or contract. Termination by the Employer of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any Option.

3.03.  Restrictions on Participation.

     Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

          (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b) which permits his or her rights to purchase stock under the Plan and all other employee stock purchase plans of the Employer to accrue at a rate that exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.04.  Commencement of Participation.

     An eligible Employee may become a participant for an Offering by completing an authorization for a payroll deduction on the form provided by the Employer and filing it with the office of the Secretary of the Employer on or before the date set therefor by the Committee. Such authorization shall continue in effect for subsequent Offerings until modified or terminated by the Employee in accordance with the Plan (or until the Employee ceases to be an Employee by reason of termination of employment or otherwise, if earlier). Payroll deductions for a participating Employee shall commence on the applicable Offering Commencement Date when his or her authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable, unless sooner terminated by the participating Employee as provided in Article VIII.

ARTICLE IV - - OFFERINGS

     The Plan will be implemented by a series of offerings of the Stock (the "Offerings") beginning on July 1, 1999 and on the 1st day of February in each of the next nine calendar years, each Offering terminating on the January 31 next following the beginning date, provided, however, that each annual Offering after 1999 may, in the discretion of the Committee exercised before the commencement thereof, be divided into two six-month Offerings commencing, respectively, on February 1 and August 1 of such year and terminating on July 31 of such year and January 31 of the following year, respectively. As used in the Plan, "Offering Commencement Date" means July 1, 1999 and each February 1 or August 1, as the case may be, on which the particular Offering begins (except that, in the case of an Employee who is hired during an Offering, the Offering Commencement Date with respect to such Employee shall be the date the Employee is hired) and "Offering

Termination Date" means the July 31 or January 31 as the case may be, on which the particular Offering terminates.

ARTICLE V - - PAYROLL DEDUCTIONS

5.01.  Amount of Deduction.

     At the time a participating Employee files his or her authorization for payroll deduction, he or she shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of a whole number percentage (not more than 20 percent) of his or her Base Pay in effect at the Offering Commencement Date of such Offering.

5.02.  Participant's Account.

     All payroll deductions made for a participating Employee shall be credited to his or her account under the Plan. A participating Employee may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.04.

5.03.  Changes in Payroll Deductions.

     A participating Employee may discontinue his or her participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participating Employee may not alter the amount of his or her payroll deductions for that Offering.

5.04.  Leave of Absence.

     If a participating Employee goes on a leave of absence, such participating Employee shall have the right to elect: (a) to withdraw the balance in his or her or her account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Employer to the participating Employee during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Employer to such participating Employee are insufficient to meet such participating Employee's authorized Plan deductions.

ARTICLE VI - - GRANTING OF OPTION

6.01.  Number of Option Shares.

     Subject to Section 10.01 below, and except as otherwise determined by the Committee, on the Offering Commencement Date of each Offering, a participating Employee shall be granted an Option to purchase a maximum number of shares of the Stock equal to an amount determined as follows: an amount equal to (i) that percentage of the Employee's Base Pay which he or she has elected to have withheld (but not in any case in excess of 20 percent) multiplied by (ii) the Employee's Base Pay during the period of the Offering (iii) divided by 85 percent of the market value of the Stock on the applicable Offering Commencement Date. The market value of the Stock shall be determined as provided in Section
6.02 below. An Employee's Base Pay during the period of an Offering shall be determined by multiplying, in the case of a one-year Offering, his or her normal weekly rate of pay (as in effect on the last day before the Offering Commencement Date with respect to such Offering) by 52 or the hourly rate by 2,080 or, in the case of a six-month Offering, by 26 or 1040, as the case may be, provided that, in the case of a part-time hourly Employee and any Employee who is hired during an Offering, the Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's hourly rate by the number of regularly scheduled hours of work for such Employee during such Offering.

6.02.  Option Price.

     The exercise price per share (the "Option Price") of Stock subject to an Option granted hereunder shall be 85 percent of the closing price of the Stock on the Offering Commencement Date with respect to such

Option or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

     Notwithstanding the foregoing, in the case of an Employee who is hired during an Offering, the Option Price shall not be less than the Option Price in effect for an Employee who participated in the Plan during the entire period of such Offering. If the Stock is not admitted to trading on any of the foregoing dates for which closing prices of the Stock are to be determined, then reference shall be made to the fair market value of the Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

ARTICLE VII - - EXERCISE OF OPTION

7.01.  Automatic Exercise.

     Unless a participating Employee gives written notice to the Employer as hereinafter provided, if the Option Price of his or her Option is not more than the fair market value of a share of the Stock on the Offering Termination Date with respect to such Option, his or her Option for the purchase of Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Stock that the accumulated payroll deductions in his or her account at that time will purchase at the applicable Option Price (but not in excess of the number of shares available for purchase under the Option granted to the Employee pursuant to
Section 6.01), and any excess in his or her account at that time will be returned to him or her.

7.02.  Withdrawal of Account.

     By written notice to the Secretary of the Employer, at any time before the Offering Termination Date applicable to any Offering, an Employee may elect to withdraw all the accumulated payroll deductions in his or her account at such time. If the Option Price of an Employee's Option is more than the fair market value of a share of Stock on the Offering Termination Date with respect to such Option, the Employee shall be deemed to have given such notice on such Offering Termination Date.

7.03.  Fractional Shares.

     Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to the participating Employee promptly following the termination of an Offering, without interest.

7.04.  Transferability of Option.

     During a participating Employee's lifetime, Options held by such participating Employee shall be exercisable only by that participating Employee.

7.05  Delivery of Stock.

     American Stock Transfer & Trust Company, as agent (the "Agent") will hold in custody all shares of Stock purchased pursuant to Options. The Agent may hold such shares in stock certificates in nominee names, and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. A participating Employee may, at any time after the expiration of 12 months following his or her purchase of shares under an Option (or such other period as may be specified by the Committee in a written notice to Employees before the Offering Commencement Date with respect to an Offering), by written notice instruct the Agent to have all or part of such shares reissued in the Employee's own name and have the stock certificate delivered to the Employee or his or her agent. During the 12 months (or other applicable period) that the Agent holds such shares, the Employee will not be entitled to sell or otherwise transfer the shares. Any dividends paid on shares held by the Agent for a participating Employee's account will be transmitted to the Employee.

ARTICLE VIII - - WITHDRAWAL

8.01.  In General.

     As provided in Section 7.02, a participating Employee may elect to withdraw payroll deductions credited to his or her account under the Plan at any time by giving written notice to the Secretary of the Employer. All of the participating Employee's payroll deductions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal, and no further payroll deductions will be made from his or her pay during such Offering. The Employer may, at its option, treat any attempt to borrow by an Employee on the security of his or her accumulated payroll deductions as an election to withdraw such deductions.

8.02.  Effect on Subsequent Participation.

     A participating Employee's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Employer.

8.03.  Termination of Employment.

     Upon termination of the participating Employee's employment for any reason, including retirement (but excluding death while in the employ of the Employer or continuation of a leave of absence for a period beyond the period specified in
Section 3.02), the payroll deductions credited to his or her account will be returned to him or her, or, in the case of his or her death subsequent to the termination of his or her employment, to the person or persons entitled thereto under Section 12.01.

8.04.  Termination of Employment Due to Death.

     Upon termination of the participating Employee's employment because of his or her death, his or her beneficiary (as defined in Section 12.01) shall have the right to elect, by written notice given to the Secretary of the Employer before the Offering Termination Date, either:

          (a) to withdraw all of the payroll deductions credited to the participating Employee's account under the Plan, or

          (b) to exercise the participating Employee's Option for the purchase of Stock on the Offering Termination Date next following the date of the participating Employee's death for the purchase of the number of full shares of Stock which the accumulated payroll deductions in the participating Employee's account at the date of the participating Employee's death will purchase at the applicable Option Price, and any excess in such account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the office of the Secretary of the Employer, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participating Employee's Option, except that, if the Option Price of such Employee's Option is more than the fair market value of a share of Stock on the Offering Termination Date with respect to such Option, the beneficiary shall be deemed to have given notice pursuant to paragraph (a) above.

8.05.  Leave of Absence.

     A participating Employee on leave of absence shall, subject to the election made by such participating Employee pursuant to Section 5.04, continue to be a participating Employee in the Plan so long as such participating Employee is on continuous leave of absence. Notwithstanding any other provisions of the Plan, except as otherwise required by applicable law, unless a participating Employee on leave of absence returns to regular full time or part time employment with the Employer at the earlier of: (a) the termination of such leave of absence or
(b) three months after the expiration of the period specified in Section 3.02, such participating Employee's participation in the Plan shall terminate on whichever of such dates first occurs.

ARTICLE IX - - INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating Employee.

ARTICLE X - - STOCK

10.01.  Maximum Shares.

     The maximum number of shares of Stock which shall be sold pursuant to Options granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04 shall be 400,000 shares. The shares that are sold pursuant to Options may, in the discretion of the Committee, be authorized but unissued shares, treasury shares or shares purchased in the market or in negotiated transactions for sale under the Plan. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares available for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participating Employee under the Plan shall be returned to him or her as promptly as possible.

10.02.  Participant's Interest in Option Stock.

     The participating Employee will have no interest in Stock covered by his or her Option until such Option has been exercised.

10.03.  Registration of Stock.

     Shares of Stock to be delivered to a participating Employee under the Plan will be registered in the name of the participating Employee, or, if the participating Employee so directs by written notice to the Secretary of the Employer before the Offering Termination Date applicable thereto, in the names of the participating Employee and one such other person as may be designated by the participating Employee, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.04.  Securities Law and other Requirements.

     The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically, in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

ARTICLE XI - - ADMINISTRATION

11.01.  Appointment of Committee.

     Except as otherwise determined by the Board of Directors of the Company, the Committee shall administer the Plan except that, if no Committee is appointed, the full Board of Directors of the Company shall constitute the Committee for purposes of the Plan.

11.02.  Authority of Committee.

     Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

11.03.  Rules Governing the Administration of the Committee.

     Actions of the Committee shall be taken in accordance with the Amended and Restated Bylaws of the Company.

11.04.  Account Statements.

     The Company will cause the Agent to deliver to each participating Employee a statement for each Offering during which the Employee purchases Stock under the Plan, reflecting the amount of payroll deductions accumulated during the Offering, the number of shares purchased for the Employee's account, the price per share of the shares purchased for the Employee's account, the number of shares held for the Employee's account at the Offering Termination Date and such other information as the Company deems relevant.

ARTICLE XII - - MISCELLANEOUS

12.01.  Designation of Beneficiary.

     A participating Employee may file a written designation of a beneficiary who is to receive any Stock purchased under the Plan that has not been delivered to the Employee at the time of his or her death. Such designation of beneficiary may be changed by the participating Employee at any time by written notice to the Secretary of the Employer. Upon the death of a participating Employee and upon receipt by the Employer of proof of identity and existence at the participating Employee's death of a beneficiary validly designated by him or her under the Plan, the Company shall direct the Agent to deliver such Stock to such beneficiary (but not earlier than the date on which the Employee could have received a distribution of such shares). In the event of the death of a participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participating Employee's death, the Company shall direct the Agent to deliver such Stock to the executor or administrator of the estate of the participating Employee, or if no such executor or administrator has been appointed (to the knowledge of the Employer), the Company, in its discretion, may direct the Agent to deliver such Stock to the spouse or to any one or more dependents of the participating Employee as the Employer may designate (but not earlier than the date on which the Employee could have received a distribution of such shares). No beneficiary shall, before the death of the participating Employee by whom he or she has been designated, acquire any interest in the Stock or cash credited to the participating Employee under the Plan.

12.02.  Transferability.

     Neither payroll deductions credited to a participating Employee's account nor any rights with regard to the exercise of an Option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participating Employee other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Employer may treat such act as an election to withdraw funds in accordance with Section 7.02.

12.03.  Use of Funds.

     All payroll deductions received or held by the Employer under this Plan may be used by the Employer for any corporate purpose and the Employer shall not be obligated to segregate such payroll deductions.

12.04.  Adjustment Upon Changes in Capitalization.

     (a) If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased pursuant to Options shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding under the Plan shall be similarly adjusted so that the proportionate interest of a participating Employee immediately following such event shall to the extent practicable be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable by a participating Employee with respect to shares subject to such Options, but shall include a corresponding proportionate adjustment in the Option Price per share. In the event of any spin-off of a Subsidiary of the Company, the Committee also may adjust outstanding Options to preserve the benefits or potential benefits of such Options. Any such action by the Committee may include adjustment of: (i) the number and kind of shares subject to outstanding Options and (ii) the Option Price per share of outstanding Options, as well as any other adjustments that the Committee determines to be equitable. No such adjustment shall be made in a manner that would constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

     (b) Subject to Subsection (c) of this Section 12.04, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding Options under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Options would have been entitled, immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares subject to such Options immediately prior to such reorganization, merger or consolidation.

     (c) Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board of Directors of the Company that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options outstanding under the Plan, or for the substitution for such Options of new Options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and Option Prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Termination Date with respect to any Offering that is in progress at such time shall be deemed to be the last trading day prior to such termination, and the Options of each participating Employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board of Directors shall send written notice of an event that will result in such a termination to all participating Employees not later than the time at which the Company gives notice thereof to its stockholders.

     (d) Adjustments under this Section 12.04 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

12.05.  Amendment and Termination.

     The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Company (i) increase the maximum number of shares which may be issued under the Plan (except pursuant to Section 12.04); (ii) amend the requirements as to the corporations or class of corporations whose employees will be eligible to purchase Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an Option under the Plan to purchase Stock, adversely affect the rights of such Employee under such Option.

12.06.  Effective Date.

     The Plan shall become effective as of June 3, 1999. The Plan shall be submitted to the stockholders of the Company for approval by a majority of the votes present and entitled to vote at a duly held special or annual meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy, or by written consent in accordance with the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws; provided that such a meeting must be held on or before March 31, 2000. If the Plan is not so approved, the Plan shall not become effective and no shares of Stock shall be issued hereunder.

12.07.  No Employment Rights.

     The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Employer, and it shall not be deemed to interfere in any way with the Employer's right to terminate, or otherwise modify, an employee's employment at any time.

12.08.  Effect of Plan.

     The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

12.09.  Governing Law.

     The law of the State of Delaware (other than choice of law principles that would cause the law of some other jurisdiction to apply) will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                     * * *

     This Plan was duly adopted and approved by the Board of Directors of the Company by unanimous written consent dated as of May 5, 1999.

                                          /s/ NANCY K. KENLEY

                                          --------------------------------------
                                          Secretary of the Company

     This Plan was duly approved by the stockholders of the Company at a meeting held on the ________ day of __________, 1999.

                                          --------------------------------------
                                          Secretary of the Company

                                                                      APPENDIX B

                    SECURITY FIRST TECHNOLOGIES CORPORATION
                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     Security First Technologies Corporation (the "Company") hereby amends and restates in its entirety the terms of the Security First Network Bank, FSB Employee Stock Option Plan as heretofore amended (the "Plan") as follows:

1.  PURPOSE; TYPES OF OPTIONS

     The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Company or one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") shall be specifically designated either as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") ("Incentive Stock Option") or as an Option not so qualifying (a "Nonqualified Option"). Each Option shall be a Nonqualified Option unless such Option is granted to an employee of the Company or a subsidiary and is specifically designated at the time of grant as being an Incentive Stock Option. The provisions of the amended and restated Plan shall apply only to Options granted after the effective date set forth in Section 5 below.

2.  ADMINISTRATION

     (a) Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated Bylaws (the "Bylaws"), and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     (b) Committee. The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than two members of the Board. In the discretion of the Board, the Committee may be comprised of members each of whom qualifies as a "non-employee director" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" for purposes of Section 162(m) of the Code, in order to qualify grants under the Plan for the exemption provided by such Rule and as "qualified performance-based compensation" under such Section, respectively. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and Bylaws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and Bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

     (d) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in
Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.  STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, par value $0.01 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 6,802,480 shares. The foregoing number of shares is subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.  ELIGIBILITY

     (a) Eligible Individuals. Options may be granted under the Plan to any employee, director or other service provider of the Company or any "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any executive officer or other employee of the Company or any Subsidiary is 2,000,000 shares (subject to adjustment as provided in Section 17 hereof).

     (b) Multiple Grants. An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date. The effective date of this amendment and restatement of the Plan shall be the earlier of (1) the date the Plan is adopted by the Board or (2) the date the Plan is approved by stockholders of the Company by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Certificate of Incorporation and Bylaws; provided, that such approval of stockholders must occur within one year before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year after the Plan is approved by the Board, or if the Board fails to adopt the Plan within one year after the Plan is approved by stockholders, this amendment and restatement of the Plan shall be null and void and of no effect, and the Plan shall continue in effect without regard to this amendment and restatement. No Options shall be granted under this amendment and restatement of the Plan before it has been approved by the Board and the stockholders of the Company, as set out in this Section 5(a).

     (b) Term. The Plan shall terminate on the date 10 years from the effective date.

6.  GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, after the effective date and prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.

7.  LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the
Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan. Any amendment or modification to an Option Agreement shall be made by a written instrument approved by the Board and executed by or on behalf of the Company and the Optionee (or permitted transferee of the Optionee).

9.  OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, except that the Option Price of a share of Stock subject to an Option that is intended to constitute an Incentive Stock Option shall be not less than 100 percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the high and low prices on such date), or, if no sale of the Stock had been made on such day, on the next preceding day on which any such sale shall have been made.

10.  TERM AND EXERCISE OF OPTIONS

     (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b) Option Period and Limitations on Exercise. Each Option shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Each Option shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option.

     (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; (iii) by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; or
(iv) by a combination of the methods described in (i), (ii), and (iii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. If shares of Stock that are acquired by the Optionee through exercise of an Option or an option issued under another stock option plan maintained by the Company are surrendered in payment of the Option Price, the Stock surrendered in payment must have been (i) held by the Optionee for more than six months at the time of surrender, or (ii) acquired under an Option granted not less than six months prior to the time of surrender. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d) Restrictions on Transfer of Stock. If an Option is exercised prior to the date that is six months from the date of grant of the Option and a sale of the shares of Stock acquired thereby would subject the individual exercising the Option to liability under Section 16 of the Exchange Act, then the certificate or certificates representing such shares shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from such date, or for such other period during which such a transfer would subject such individual to such liability.

11.  TRANSFERABILITY OF OPTIONS

     During the lifetime of an Optionee to whom an Incentive Stock Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Incentive Stock Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that the Optionee may transfer a Nonqualified Option by gift: to a member of his "Family" (as defined below) or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of the Plan. For this purpose, "Family" shall mean the spouse, siblings, lineal ancestors and descendants of the Optionee.

12.  TERMINATION OF EMPLOYMENT OR SERVICE

     Upon the termination of the employment or service of an Optionee with the Company or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate one year after the date of such termination of employment or service, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of employment or service of the Optionee with the Company or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or service with the Company or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed by the Company or any Subsidiary.

13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     (a) Death. If an Optionee dies while in the employ or service of the Company or a Subsidiary or within the period following the termination of employment or service during which the Option is exercisable under Section 12 above or Section 13(b) below, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Board may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.

     (b) Disability. If an Optionee terminates employment or service with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service, whether or not such Option was exercisable immediately prior to such termination of employment or service; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of employment or service of the Optionee with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14.  USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

15.  REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Company, change the requirements as to eligibility to receive Incentive Stock Options or increase the maximum number of shares of Stock in the aggregate that may be issued pursuant to Incentive Stock Options granted under the Plan (except as permitted under Section 17 hereof). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17.  EFFECT OF CHANGES IN CAPITALIZATION

     (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a subsidiary corporation of the Company ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of the Company who owned a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, and the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares.

     (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

     (d) Adjustments. Adjustments under this Section 17 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitations on Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary.

19.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                     * * *

     This Plan was duly adopted and approved by the Board of Directors of the Company by unanimous written consent dated as of May 5, 1999.

                                          /s/ NANCY K. KENLEY

                                          --------------------------------------
                                          Secretary of the Company

     This Plan was duly approved by the shareholders of the Company by resolution at a meeting held on the ____day of ____________, 1999.

                                          --------------------------------------
                                          Secretary of the Company

REVOCABLE PROXY

                     SECURITY FIRST TECHNOLOGIES CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned shareholder of Security First Technologies Corporation hereby appoints James S. Mahan, III or Robert F. Stockwell, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the annual meeting of shareholders to be held at 9:00 a.m., local time, on Thursday, June 3, 1999, at the Grand Hyatt Atlanta, 3300 Peachtree Road, Atlanta, Georgia 30305, and at any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies for the annual meeting that were given before this proxy.

       This proxy will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, FOR APPROVAL OF THE INCREASE IN OUR AUTHORIZED COMMON STOCK, FOR APPROVAL OF THE INCREASE IN OUR AUTHORIZED SERIAL PREFERRED STOCK, FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AND FOR APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN. The undersigned shareholder may revoke this proxy at any time before it is voted by attending the annual meeting and voting in person or by delivering to our Secretary either a written revocation of the proxy or a properly executed proxy bearing a later date. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

       If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                    SECURITY FIRST TECHNOLOGIES CORPORATION

                                  JUNE 3, 1999

                Please Detach and Mail in the Envelope Provided


A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE USING
      DARK INK ONLY.

                                                               WITHHOLD              Nominee: For a three-year term
                                                               AUTHORITY                   expiring in 2002:
                                   FOR the nominee         to vote for the
                                   listed at right      nominee listed at right
1.     Election of Director             [ ]                      [ ]                       Robert W. Copelan


2. To approve an amendment to our amended and restated certificate of incorporation to increase our authorized common stock from 60,000,000 to 350,000,000 shares.

       [ ]  FOR                        [ ]  AGAINST                 [ ]  ABSTAIN


3. To approve an amendment to our amended and restated certificate of incorporation to increase our authorized serial preferred stock from 5,000,000 to 25,000,000 shares.

       [ ]  FOR                        [ ]  AGAINST                 [ ]  ABSTAIN


4.     To approve and adopt the Employee Stock Purchase Plan.

       [ ]  FOR                        [ ]  AGAINST                 [ ]  ABSTAIN


5.     To approve and adopt the Amended and Restated 1995 Stock Option Plan.

       [ ]  FOR                        [ ]  AGAINST                 [ ]  ABSTAIN


6. The proxies are authorized to vote on any other business that properly comes before the annual meeting, or any adjournments of the meeting, in accordance with the determination of a majority of our board of directors.

                                                     Date:
-----------------------------------                        ---------------------
Signature(s) of Shareholder or
Authorized Representative

NOTE: Please date and sign exactly as your name appears on this proxy card. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.